SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                            Registration No. 33-12703

                                    Form N-1A


REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                   _X__

Pre-Effective Amendment No. ______________________                        ___

Post-Effective Amendment No. _________10____________                      _X__

                                       and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
   ACT OF 1940                                                            _X__

Amendment  No. _______15_____________                                     _X__


                              VOLUMETRIC FUND, INC.
               (Exact Name of Registrant as specified in Charter)

                  87 VIOLET DRIVE, PEARL RIVER, NEW YORK 10965
                    (Address of Principal Executive Officers)

                                 (914) 623-7637
                        (Registrant's Telephone Number)

                                Gabriel J. Gibs
                             Volumetric Fund, Inc.
                  87 Violet Drive, Pearl River, New York 10965
                    (Name and Address of Agent for Service)


Approximate Date of Proposed Public Offering:  April 30, 1997

It is proposed that this filing will become effective

_X__  immediately upon filing pursuant to paragraph (b)

____  on (date) pursuant to paragraph (b)

____  60 days after filing pursuant to paragraph (b)

____  on (date) pursuant to paragraph (a) of rule 485

                              VOLUMETRIC FUND, INC.
                       Registration Statement on Form N-1A
                              CROSS REFERENCE SHEET

Form N-1A
ITEM  NO.

                                                                   PROSPECTUS
PART A                    PROSPECTUS CAPTION                       PAGE NUMBER

1.           Cover Page                                              Cover
2.           *
3.           Financial Highlights                                     3
4.           The Fund; Investment Objective;                          3;3;4;6
             Investment Strategy; Investment Restrictions
5.           Management; Officers and Directors                       9
6. (a)       Capital Stock                                            10
   (b)-(d)   *
   (e)       Cover Page; Shareholder Services                         Cover;8
   (f)-(g)   Dividends, Distributions and Tax Statues                 8
7.           How to Purchase Shares; Shareholder                      7;8
             Services
8.           How to Redeem Shares                                     8
9.           *

                                                                   SAI
PART B                   INFORMATION CAPTION                       PAGE NUMBER

10.          Cover Page                                               Cover
11.          Table of Contents                                        2
12.          History and General Information                          2
13.          Investment Objective and Policy;                         2
             Investment Restrictions                                  3
14.          Management of the Fund                                   4
15.          Control Persons and Principal                            6
             Holders of Securities


-----------------------
* Not Applicable

                                                               SAI
PART B                   INFORMATION CAPTION                   PAGE NUMBER

16. (a)-(b)  Investment Advisory Services                        6
    (c)-(g)  *
    (h)      See Prospectus
    (I)      *
17.          Brokerage Allocation                                7
18.          See Prospectus
19.          Purchase, Redemption and Pricing of                 8
             Securities
20.          See Prospectus
21.          *
22.          Calculation of Performance Data                     7
23.          Financial Statements                                Annual Report



PART C                  INFORMATION CAPTION

             Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration
             Statement

PROSPECTUS                                                    April 30, 1997



                              VOLUMETRIC FUND, INC.

                  87 Violet Drive, Pearl River, New York 10965
                                 (914) 623-7637
                                 (800) 541-3863


                                   OBJECTIVE

Volumetric Fund's, (the "Fund") investment objective is capital growth.

                              INVESTMENT APPROACH

Conservative.  The Fund uses a downside protection technique to minimize risk.

                                INVESTMENT STYLE

The Fund in a broadly diversified portfolio of large and mid-cap stocks, primarily those of the New York Stock Exchange. The Fund may allocate a significant portion of its assets into money market or cash equivalents under negative stock market conditions.

                                    HISTORY

The Fund was established in 1978 and went public in 1987. The Fund had an average annual total return of 14.45% between January 1, 1979, and December 31, 1996.

                           SALES AND REDEMPTION FEES

                        None. The Fund is 100% No-Load.

                               MINIMUM INVESTMENT

                            To open an account: $500
                           Additional purchase: $200


Investors are advised to read and retain this prospectus for future reference. A "Statement of Additional Information", dated April 30, 1997, containing further information about the Fund has been filed with the Securities and Exchange Commission and is hereby incorporated by reference into this prospectus. A copy of "Statement of Additional Information" is available without charge by calling the Fund.

THESE  SECURITIES  HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES
AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                TABLE OF CONTENTS

Summary of Fund Expenses............................................2
The Fund............................................................3
Investment Objective................................................3
Financial Highlights................................................3
Performance.........................................................4
Investment Strategy.................................................4
Investment Restrictions.............................................6
How to Purchase Shares..............................................7
"No-Fee" Retirement and Other Special Accounts......................7
How to Redeem Shares................................................8
Shareholder Services................................................8
Dividends, Distributions and Tax Statues............................8
Management..........................................................9
Officers and Directors..............................................9
Capital Stock......................................................10
Custodian, Trustee and Auditor.....................................10
General Information................................................10
Application........................................................11


                            SUMMARY OF FUND EXPENSES

       The following table has been prepared to assist the investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. You should consider this expense information along with other important information in this prospectus, the Fund's investment objective and the Fund's past performance. Please refer to the "MANAGEMENT" section of the Prospectus for a more complete description of the various costs and expenses.

SHAREHOLDER TRANSACTION EXPENSES
  Maximum Sales Load Imposed on Purchases................................None
  Maximum Sales Load Imposed on Reinvested Dividends.....................None
  Deferred Sales Load....................................................None
  Redemption Fees........................................................None

ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)
  Management Fee.........................................................1.97%
  12b-1 Fees.............................................................None
  Other Expenses.........................................................None
        TOTAL FUND OPERATING EXPENSES....................................1.97%


You would pay the following expenses on a $1,000 investment assuming 5% annual return at the end of each time period. The return of 5% and expenses should not be considered indications of actual or expected fund performance or expenses, both of which will vary. The expenses are incorporated in the Fund's net asset value. You do not pay them directly.

           1 Year: $20   3 Years: $61   5 Years: $112   10 Years: $254

                                    THE FUND

            The Fund is a diversified, open-end management investment company, as defined by the Investment Company Act of 1940. It is called a no-load fund because its shares are sold without a sales charge.

            Between August of 1978, its inception, and June of 1986, the Fund was operated as a private limited partnership, under the name of The Volumetric Investment Society, with the same investment objective, approach, restrictions and management as described in this prospectus. Its name was changed to Volumetric Fund, Inc. on June 15, 1986 and it was incorporated under the laws of the State of New York on July 25, 1986. The Fund has been open to the general public since September 3, 1987.

                              INVESTMENT OBJECTIVE

            The Fund's primary investment objective is capital growth. Its secondary objective is downside protection. The Fund endeavors to accomplish its purpose through investments in a broadly diversified portfolio of large and mid-cap stocks, principally those of the New York Stock Exchange. The Fund may also invest in common stocks of other exchanges, NASDAQ stocks and, for temporary defensive purposes, may allocate up to 100% of its assets in cash equivalents and debt instruments, such as United States government securities and corporate bonds with Standard & Poor's rating of BBB or higher.

           Since risks are inherent in all stock market investments, there is no assurance that the investment objective of the Fund at all times be realized.

            The Fund's primary investment objective may not be changed without shareholder approval.


                              FINANCIAL HIGHLIGHTS

                The following table sets forth the per share operating performance data for a share of capital stock outstanding, total return, ratios of average net assets and other supplemental data for each year indicated. It has been audited by Feuer & Orlando, CPAs, L.L.P., independent accountants, whose report appears in the Fund's Annual Report. The Fund will furnish a copy of its Annual Report upon request without charge.




                                                                    Years Ended December 31

                                               1996          1995      1994      1993     1992    1991     1990     1989     1988

Net Asset Value, Beginning of Period          $16.81       $14.33     $16.09    $16.46   $16.13  $12.10   $14.10   $13.10   $11.04
Income from Investment Operations
  Net Investment Income                         0.03         0.03       0.03      0.02     0.10    0.12     0.18     0.10     0.24
  Net Realized and Unrealized Gains
       and Losses on Securities                 2.44         2.45      (0.36)     0.30     1.48    4.08    (0.84)    1.84     1.94
                                              ------       ------     ------    ------   ------  ------    ------   ------   ------
Total from Investment Operations                2.47         2.48      (0.33)     0.32     1.58    4.20    (0.66)    1.94     2.18


Less Distributions:
  Dividends from net investment income         (0.06)        0.00      (0.03)    (0.08)   (0.12)  (0.17)   (0.10)    0.00    (0.12)
  Distributions from capital gains             (0.84)        0.00      (1.40)    (0.63)   (1.11)   0.00    (1.24)   (0.69)    0.00
                                              ------        ------     ------    ------   ------  ------   ------   ------   ------
Total Distributions                            (0.90)        0.00      (1.43)    (0.71)   (1.23)  (0.17)   (1.34)   (0.94)   (0.12)
                                              ------        ------     ------    ------   ------  ------   ------    ------   ------

Net Asset Value, End of Period                $18.38       $16.81     $14.33    $16.09   $16.46  $16.13   $12.10   $14.10   $13.10
                                              ======       ======     ======    ======   ======  ======   ======   ======   ======
Total Return                                   15.52%       17.31%    - 2.23%     2.00%   10.60%  35.20%  - 5.17%   15.95%   19.97%
Ratios/Supplemental Data
Net Assets, End of Period (millions)          $14.286      $12.489    $11.156   $11.765  $ 9.936 $ 7.382  $ 4.521  $ 4.828  $ 3.401
Ratio of Expenses to Average Net Assets         1.99%        1.95%      1.99%     2.00%    2.01%   2.03%    2.02%    2.04%    2.09%
Ratio of Net Income to Average Net Assets       0.19%        0.21%      0.19%     0.12%    0.66%   0.90%    1.49%    0.82%    1.98%
Portfolio Turnover Rate                          154%         159%       150%      177%     126%    149%     194%     188%     203%
Average Commission Rate                       $0.028          N/A        N/A       N/A      N/A     N/A      N/A      N/A      N/A
 (per share of security)


                                  PERFORMANCE

     During the period from January 1, 1979, beginning of the Fund's full year, to December 31, 1996, $10,000 invested in Volumetric Fund grew to $103,189 when all distributions were reinvested. The Fund's average annual total return from the beginning of 1979 until December 31, 1996 was 14.5%, as compared to that of the New York Stock Exchange Composite ("NYSE") Index, an unmanaged index incorporating the weighted average of all the stocks on the New York Stock Exchange, which had a 12.1% average annual return in the same period.

     The performance of Volumetric Fund is expressed as total return. Total return is the change in value of an investment in a fund over a particular period, assuming that all distributions have been reinvested. Thus. total return reflects dividend income, capital gain distributions, and variations in share prices at the beginning and end of a period. It also incorporates deduction of expenses, such as the payment of brokerage commissions and management fees. Please bear in mind: past performance is not necessarily indicitive of future results. Further information about performance is available in the Fund's annual and quarterly reports which may be obtained free of charge.

     From time to time, the Fund may advertise its performance in various ways, including information on the Fund's average annual total return and comparing the performance of the Fund to relevant benchmarks. In reports to shareholders or other literature, the Fund may compare its performance to that of other mutual funds with similar investment objectives and to stock or other relevant indices.


                               INVESTMENT STRATEGY

      The Fund is using the unique Volumetric Trading System(TM) to make investment decisions. This disciplined stock trading system has been derived from Volumetrics(TM), a proprietary method of technical analysis which measures the flow of money into and out of stocks by their volume activity. Volumetrics was developed in the early 1970's by the Fund's founder Gabriel J. Gibs. The basic concepts of Volumetrics is described in Mr. Gibs' M.B.A. thesis entitled "Forecasting Stock Trends by Volume Analysis" (Pace University, 1974).

      During the last third of 1995, the Fund has introduced an enhanced version of the Volumetric System, the so-called "Strength and Protection" ("S&P") model. In essence, this model combines strength, a diversified group of strong stocks for stable growth, and protection, for reduced risk and volatility. The S&P model uses a three pronged approach to achieve the Fund's investment objective. The three prongs are: stock selection, timing of stock sales and asset allocation.

       A) STOCK SELECTION

       The stock selection strategy of the Fund involves the identification of those stocks, mostly from the New York Stock Exchange, for which a sudden and substantial new demand is developing and are in their early or middle stages of an upside move. As volume typically precedes price, the Fund's timing system often successfully identifies stocks under accumulation, takeover and restructuring candidates and stocks that "smart money" buys. A simplified stock screening process to achieve this is shown in the following paragraphs.

 THE FOLLOWING CHARTED INFORMATION WAS PRESENTED AS A LINE GRAPH IN THE PROSPECTUS SHOWING THE COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN VOLUMETRIC FUND AND THE NEW YORK STOCK EXCHANGE COMPOSITE
 INDEX:

                           (All Dividends reinvested)


     YEAR           VOLUMETRIC          NYSE Index

     1978           $ 10,000             $10,000
     1979           $ 11,630             $11,550
     1980           $ 15,991             $14,456
     1981           $ 18,712             $13,198
     1982           $ 21,876             $15,046
     1983           $ 26,321             $17,664
     1984           $ 27,696             $17,894
     1985           $ 36,524             $22,564
     1986           $ 39,225             $25,723
     1987           $ 38,637             $25,646
     1988           $ 46,349             $28,954
     1989           $ 53,743             $33,587
     1990           $ 50,963             $31,068
     1991           $ 68,902             $38,524
     1992           $ 76,311             $40,334
     1993           $ 77,839             $43,521
     1994           $ 76,127             $42,128
     1995           $ 89,336             $55,314
     1996           $103,189             $71,160


                   Average Annual Total Return as of 12-31-96

           1 year         5 years        10 years       Since 1-1-79

           15.52%          8.64%          10.77%           14.45%

           PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

       1) Using a computerized data base, stocks are identified from the New York Stock Exchange, whose price advanced during the previous day or week on unusually heavy volume relative to their own normal volume.

       2) From this group of stocks primary consideration is given to those which exhibit high relative strength, are in a strong industry group, have improved earnings prospects, low debt and not yet over- appreciated in price. This group may also include turnaround situations and stocks with some other positive investment characteristics.

       3) Stocks with the most positive overall characteristics from the above group are then further analyzed by a proprietary mathematical model and the stock(s) with the highest up/down volume ratio (demand/supply ratio) will be bought.


       B) TIMING OF STOCK SALES

      A major goal of the Fund is to protect its portfolio against declines during market corrections and bear markets. Therefore, all stocks in the Fund's portfolio are under continuous daily volume/price surveillance. Typically, stocks in the Fund's portfolio are either record high stocks ("R") or uptrend ("U") stocks. An R stock is a stock which hit a record 52-week high and whose price ("P") is still within 10-15% from its high. Generally, at least 75% of the Fund's portfolio consists of R stocks. To protect against a decline, an R stock will be sold when it drops more than 10-15% from its 52-week high. The exact selling price is determined by a combination of the Fund's proprietary volume and range analysis. A U stock will be sold when both its volume and range analysis turn negative. This usually indicates a subsequent decline in the price of the stock.



      C) ASSET ALLOCATION

        To minimize risk, the Fund allocates its assets between stocks and cash equivalents using a proprietary asset allocation formula. The allocation ratio between cash and stocks depends on two factors: a) the Fund's volume analysis of the stock market; and b) the Fund's portfolio's own internal strength. Under most stock market conditions, the cash position of the Fund would be between 3 to 15%. However, under negative stock market conditions the Fund's cash position may increase to 15-40%, and under extremely negative conditions to over 40%.

        The management does not take portfolio turnover into account in making investment decisions. It is estimated that most stocks in the Fund's portfolio will be held from 3 to 15 months, and the annual portfolio turnover rate of the Fund will be between 100-250%. Generally, holding periods in bull markets are expected to be longer than in bear markets. High turnover involves correspondingly greater brokerage commissions which the Fund must pay. A high turnover rate may have tax consequences for shareholders, due to the realization of capital gains or losses by the Fund. See "Dividends, Distributions and Tax Status".


                             INVESTMENT RESTRICTIONS

      The Fund will not purchase securities on margin and will not sell any security short or engage in the purchase of call, put and other options or trading in derivatives. The Fund will not purchase or deal in commodities, real estate or non-financial assets.

      The Fund cannot borrow money except as a temporary emergency measure and not exceeding 10% of its total assets. The Fund may not purchase additional securities while borrowings exceed 5% of the value of its total assets.

                             HOW TO PURCHASE SHARES

        Shares of the Fund may be purchased at net asset value per share. Net asset value per share is calculated on every business day at the close of trading on the New York Stock Exchange. The Fund determines the net asset value per share by subtracting the Fund's liabilities from the Fund's total assets, dividing the remainder by the total number of shares outstanding and adjusting the result to the nearest full cent. The minimum initial investment is $500. The minimum for each subsequent investment is $200.

                New investors who wish to purchase shares must fill out the application form and mail it with their check or money order to the Fund. The day after receipt, the Fund will issue an "Account Statement" acknowledging the amount invested and the number of shares purchased. Additional shares may be purchased by written or telephone request. Shares will be priced at the net asset value per share next determined after the investor's check or telephone purchase request is received. The maximum amount to be purchased by telephone is limited to three times the market value of the shares held in the shareholder's account. The Fund must receive payment after a telephone purchase within three business days. If payment is not received, the Fund will redeem sufficient additional shares from the shareholder's account to reimburse the Fund for such loss. A confirmation of the telephone purchase is not sent until payment is received.

           Purchase of Fund shares will be made in full and fractional shares, computed to two decimal places, unless the investor specifies full shares. Full shares may be purchased only by telephone. The Fund reserves the right to reject purchase orders when, in the judgment of management, such rejection is in the best interest of the Fund.

                Investors may also arrange to purchase shares of the Fund through financial planners or broker-dealers. Such financial planners or broker-dealers may charge investors a service fee for the service provided; bearing in mind that the investor could have acquired the Fund's shares directly without payment of any fee. No part of any service fee will be received by the Fund.

                 "NO-FEE" RETIREMENT AND OTHER SPECIAL ACCOUNTS

        Volumetric Fund offers a variety of "no-fee" retirement accounts for individuals (IRAs), corporations (pension plans) and the self-employed (SEP, Keogh plans).

       Prototype forms of Self-Directed Individual Retirement Account (IRA) and Simplified Employee Pension Plans (SEP) are available from the Fund or from the brokerage firm of Ernst & Company (One Battery Park Plaza, New York, NY 10004). To open a self-directed retirement account, you will also have to open a brokerage account at Ernst & Co. which represents the Trustee, Delaware Charter Guarantee and Trust Company, for your IRA transactions. To obtain an IRA application form or more information about retirement accounts please contact the Fund.

       If you transfer to or invest in an IRA or SEP account of Volumetric Fund the usual set-up fee ($25) and annual fee ($38) charged by the Trustee will be partially or fully waived and paid for you by Volumetric Advisers, Inc. according to the following schedule:


  Value of Your Account                         Set-up Fee        Annual Fee

   $2,000 or more                                  None               None
   Less than $2,000                                None               $20

       The Fund also offers College Investment Plan (CIP) and Beneficiary (BA) accounts. The CIP is a long-term accumulation account with the objective to meet a minor's projected college expenses. The Fund will provide a free payment schedule of how much to invest in the Fund to meet the projected cost. There are lump sum, monthly, quarterly and annual payment options. The Beneficiary Account is similar to a revocable trust. It is the same as a regular account, except it will be automatically transferred to the designated beneficiary, in case of death. The beneficiary may be a person, such as a relative or friend, or a charitable organization. Please contact the Fund for additional details on BA and CIP accounts.

                              HOW TO REDEEM SHARES

       Shares of the Fund may be partially or fully redeemed any time at their net asset value next determined after a written request is received. Telephone redemption requests will be also accepted but only after verification of ownership and is available only to individual shareholders. Joint, custodian, corporate, trust and institutional redemption requests must be made in writing.

       Redemption payments are made no later than the third business day after the effective date for redemption. Under the Investment Company Act of 1940, the Fund may suspend the right of redemption or postpone the date of payment for more than three days when: (a) the New York Stock Exchange is closed, (b) when trading on the New York Stock Exchange is restricted, (c) when an emergency exists which makes it impractical for the Fund to either dispose of securities or make a fair determination of net asset value. There is no assurance that the net asset value received upon redemption will be greater than that paid by a shareholder upon purchase.

                              SHAREHOLDER SERVICES
    Shareholders receive the following services and statements from the Fund:
      * Detailed account statement every time shares are purchased or redeemed.
      * Quarterly reports showing the Fund's portfolio and performance.
      * Annual account and tax statement, showing the value of the shareholder's account at year end.
      * Latest quotes, account or general information. Contact the Fund by calling (914) 623-7637, or (800) 541-FUND, including evenings and weekends. (Toll-free number is not available from area code 914).

                     DIVIDENDS, DISTRIBUTIONS AND TAX STATUS

      The Fund intends to qualify annually as a "regulated investment company" under the Internal Revenue Code. Qualified investment companies, such as most mutual funds, are exempt from Federal income taxes. In order to qualify as a "regulated investment company" the Fund will distribute annually to its shareholders substantially all of its net investment income and net capital gains in the form of dividends and capital gain distributions.

      Whether received in shares or cash, dividends paid by the Fund from net investment income or distributions from net capital gains are taxable to shareholders as ordinary income. Distributions of capital gains are taxable to shareholders as such, regardless of the length of time Fund shares have been owned by the shareholder. The Fund declares dividends and capital gain distributions to shareholders of record annually, in December, and pays the dividends and distributions before January 15 of the next year. A shareholder will be treated for tax purposes as having received the dividend in December when it was declared and not in January when it is paid; Dividends and capital gain distributions may be subject to state and local laws. Shareholders are urged to consult with their own tax advisors for further information.

                                   MANAGEMENT

       The Fund's investments and other activities are managed by Volumetric Advisers, Inc., 87 Violet Drive, Pearl River, New York 10965 (the "Advisers"), and the officers of the Fund. The Fund's Adviser and its officers are subject to the supervision and control of the Board of Directors. The Advisers had acted as adviser to the Fund's predecessor limited partnership.

       Pursuant to an Investment Advisory Agreement entered on May 23, 1995, the Adviser, in addition to providing investment advice, pays all expenses of the Fund. These include: salaries of personnel, research, data processing, printing, postage, clerical, administrative, advertising and marketing expenses. Furthermore, the Adviser also pays the Fund's custodian fees, state registration fees and franchise taxes, legal and auditing fees, and all other operating expenses, such as shareholders reports and proxy statement. The Adviser also acts as the Fund's Transfer Agent. The Adviser does not pay the Fund's brokerage commissions. The Adviser shall not pay those expenses of the Fund which are related to litigation against the Fund, if any; or if the Fund is required to pay income taxes or penalties associated with those taxes.

        As compensation for all the above services, the Adviser receives from the Fund a fee, payable semi-monthly, at the annual rate of 2% of the average daily net assets of the Fund on the first $10 million of the average daily net assets, 1.90% of such net assets from $10 million to $25 million, 1.80% of such net assets from $25 to $50 million, 1.70% of such net assets from $50 to $100 million, and 1.50% of such assets over $100 million. Although this fee is higher than that paid by most mutual funds, most funds also have to pay various other such expenses, such as custodian, registration, legal, auditing and transfer agent fees, plus expenses of shareholder's reports and proxy, while in the Fund's case all expenses are paid directly by the Adviser. It should also be noted that unlike many other funds, the Fund does not have any sales and redemption charges for shareholders or certain "hidden" charges associated with distribution or marketing of the fund (12b-1 fees). Mr. Gabriel J. Gibs, President of the Adviser, is considered the "controlling person" of the Adviser, as defined by the Investment Company Act of 1940.


                             OFFICERS AND DIRECTORS

       The officers of the Fund manage its day-to-day operations. The officers are subject to the supervision and control of the Board of Directors. Board members are elected at the Fund's annual meeting, usually held in May. Directors and officers, and their principal occupations as of April 15, 1996, are listed below.

        WILLIAM P. BEHRENS, Director (since 1987)
Senior Managing Director and CEO of Ernst & Company, a member firm of New York, American and other principal stock exchanges. Director, National Securities Clearing Corporation.

        JEFFREY J. CASTALDO,  Director (since 1994)
Executive Director, Capelli Associates, a commercial real estate development and management company.

        RICHARD C. FRIEDENBERG,  Director (since 1996)
President, Twenty First Century Group, direct marketing consultants.

        GABRIEL J. GIBS, Founder, President, Portfolio Manager, and Chairman (since 1978) President of Volumetric Advisers Inc., the Fund's investment adviser.

        ANNA KARPATI, Director (since 1997)
Executive Secretary, Board of Education, River Vale, New Jersey

        ROBERT J. McKENNA, Director (since 1994)
Retired. Prior to 1994, President and Chief Operating Officer of National Car Rental Systems.

        STEPHEN J. SAMITT, Director (since 1996)
Partner, CPA, Tait Weller & Baker, certified public accountants.

        DAVID L. SEIDENBERG, Treasurer and Director (since 1983)
Vice President, Davos Chemical Company.

        RAYMOND W. SHERIDAN, Director (since 1995)
Owner, Sheridan Associates,  insurance and real estate brokers.

        FRANK J. WUERTZ, Vice President, Director (since 1980)
Director of Communications, Lonza, Inc.

        IRENE J. ZAWITKOWSKI, Executive Vice President, Secretary and Director (since 1978) Assistant Portfolio Manager of the Fund. Vice President of Volumetric Advisers, Inc.


                                  CAPITAL STOCK

        The Fund is authorized to issue 1,000,000 shares of Common Stock with a par value of $.01 per share. Each share has one vote and all shares participate equally in dividends and other distributions by the Fund. Fractional shares have the same rights proportionately as do full shares. Shareholders are entitled to redeem their shares as set forth under "How to Redeem Shares".

        The Fund's Board of Directors may authorize the issuance of additional shares of common stock, if demand for the Fund's shares surpasses currently authorized shares.

                         CUSTODIAN, TRUSTEE AND AUDITOR

        The Chase Manhattan Bank N.A., ("Chase"), 1211 Avenue of Americas, New York, NY 10036, acts as the Custodian of the Fund's securities. Chase does not have any part in determining the investment policies of the Fund or which securities are to be purchased or sold.

       Delaware Charter Guarantee & Trust Company, P.O. Box 8963, Wilmington, DE 19899, through a brokerage account at Ernst & Company, One Battery Park Plaza, New York, NY 10004, acts as the Trustee for the Fund's self-directed IRA and SEP accounts.

       The firm of Feuer & Orlando, CPAs, L.L.P., 220 Fifth Avenue, New York, NY 10001, acts as the Fund's independent certified public accountant.


                               GENERAL INFORMATION

       Volumetric Fund is on NASDAQ's Mutual Fund Listing with the ticker symbol of VOLMX. The Fund's daily net asset value (NAV) is published nationwide in the mutual fund section of major newspapers or may be accessed through on-line services. The Fund may be contacted by E-Mail via VOLUFUND@AOL.COM.

                                     PART B



                       STATEMENT OF ADDITIONAL INFORMATION


                              VOLUMETRIC FUND, INC.




       This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Fund's Prospectus, a copy of which may be obtained by writing Volumetric Fund, 87 Violet Drive, Pearl River, New York 10965 or calling
(914) 623-7637.


       This  Statement  of  Additional   Information  relates  to  the  Fund's
Prospectus, dated April 30, 1997.

                                TABLE OF CONTENTS

     History and General Information........................................2
     Investment Objective and Policy........................................2
     Investment Restrictions................................................3
     Management of the Fund.................................................4
     Control Persons and Principal Holders of Securities....................6
     Investment Advisory Services...........................................6
     Brokerage Allocation...................................................7
     Purchase, Redemption and Pricing of Securities.........................7
     Calculation of Performance Data........................................7
     Financial Statements...................................................8


                         HISTORY AND GENERAL INFORMATION

         Volumetric Fund, Inc. -- formerly named The Volumetric Investment Society -- was founded in August of 1978 by Mr. Gabriel J. Gibs, as a private investment partnership for his friends, relatives and associates. At that time he had worked as a chemist for Lonza, Inc., a large multinational chemical firm, where some of his associates encouraged him to start the fund. The Fund started its operations on September 1, 1978 with 19 charter shareholders and with net assets of $17,712, and an initial offering price of $10.00 per share.

         The Fund's name was changed from the Volumetric Investment Society to Volumetric Fund on June 15, 1986. The Annual Meeting of shareholders approved the reorganization of the Fund into a New York corporation on July 24, 1986.

         Additional history and general information about the Fund is described in the Prospectus.


                        INVESTMENT OBJECTIVE AND APPROACH

         The Fund's investment objective is capital growth. The Fund's investment approach is described in the appropriate section of the Prospectus. In the following, some additional details of the Fund's investment approach is provided.

         The Fund's investment decisions, buying and selling of common stocks, are made with the utilization of volume analysis, specifically the Fund's proprietary Volumetric Timing System. This is a technical system, based on the analysis of stocks and the market's trading volume and in which fundamental aspects are of only minor significance.

                             INVESTMENT RESTRICTIONS

       (1)  The Fund will not purchase securities on margin.

       (2) The Fund will not sell any security short or engage in the purchase of call, put or other options.

       (3) The Fund will not invest more than 5% of its assets in the securities of any one issuer (except United States government securities) or more than 25% of its assets in any single industry.

       (4) The Fund will not purchase more than 5% of any class of securities of any one issuer or invest for the purpose of exercising control of the issuer's management.

       (5) The Fund will not invest more than 5% of its total assets in the securities of other investment companies or purchase more than 3% of any other investment company's securities.

       (6) The Fund cannot borrow money except as a temporary emergency measure and not exceeding 10% of its total assets. The Fund may not purchase additional securities while borrowings exceed 5% of the value of its total assets.

       (7)  The Fund will not make loans.

       (8) The Fund will not underwrite securities of other issuers, except when purchasing or selling portfolio securities.

       (9)  The Fund will not issue senior securities.

       (10) The Fund will not invest in  securities  for which there exists no
readily   available   market  or  for  which  there  are  legal  or  contractual restrictions on resale.

       (11) The Fund will not purchase or deal in commodities, real estate or non-financial assets.

         These investment restrictions may not be changed without the approval by a vote of a majority of the Fund's outstanding voting securities. Under the Investment Company Act of 1940, such approval requires the affirmative vote, at the meeting of shareholders, of the lesser of (a) more than 50% of the Fund's outstanding shares, or (b) at least 67% of shares present or represented at the meeting, provided that the holders of more than 50% of the Fund's outstanding shares are present in person or represented by proxy.

                             MANAGEMENT OF THE FUND

       The everyday operation of the Fund is managed by the Fund's Adviser and its officers. All current officers are also directors. Major policy decisions of the Fund must be approved by the Board. The number of directors is currently set at 11. Any change in the number of directors must be approved by the Board.

       The directors and officers of the Fund, their addresses and principal occupations are listed below.

* William P. Behrens, Director
Ernst & Co., 1 Battery Park Plaza, New York, NY 10004

      Senior Managing Director and CEO, Ernst & Co., a member firm of
      New York and American Stock Exchanges since 1975. American Stock Exchange Official. Ernst & Co. and Volumetric Advisers, Inc. have a Distribution Agreement for the Fund's shares.


Jeffrey J. Castaldo, Director
1901 Regent Drive, Mount Kisco, NY 10549

      Executive Director, Capelli Associates, a commercial real estate development and management company since 1989.


Richard C. Friedenberg,   Director (effective May 16, 1996)
11 Sterling Road, Chestnut Ridge, NY 10977

      President, Twenty First Century Group, direct marketing consultants.


* Gabriel J. Gibs, President, Portfolio Manager, Chairman of the Board 87 Violet Drive, Pearl River, New York 10965

      President of Volumetric Advisers, Inc., the Fund's Adviser, since 1983. Between 1974 and 1983 he was also the President of his own SEC registered investment advisory firm, a sole proprietorship, and the predecessor firm for Volumetric Advisers, Inc.


Anna Karpati, Director (effective May 21, 1997)
28 Summit Avenue, Hackensack, NJ 07601

Robert J. McKenna, Director
193 Washington Avenue, Tappan, NY 10983

      Retired. President and Chief Executive Officer of National Car Rental Systems between 1992 and 1994. Executive Vice President of National between 1988 and 1992.

David L. Seidenberg, Treasurer, Director
29 Shaw Road, Woodcliff Lake, NJ 07605

      Vice President, Davos Chemical Company, since 1972.



Stephen J. Samitt,  Director (effective May 16, 1996)
2 Ridge Drive North, Montville, NJ 07045

      Partner, Tait, Weller & Baker, a full service accounting firm.


Reymond W. Sheridan, Vice President and Director
1 Parker Road, Blauvelt, NY 10913

      Partner, Sheridan Associates, insurance and real estate brokers.

*Frank J. Wuertz, Vice President, Director
510 Marion Lane, Paramus, NJ 07605

      Director of Communications, Lonza, Inc. and in various other capacities since 1980.

*Irene J. Zawitkowski, Executive Vice President, Secretary, Assistant Portfolio
      Portfolio Manager, Director
647 Athlone Terrace, River Vale, New Jersey 07675

      Executive Vice President, Volumetric Advisers, Inc. since 1985.


*Interested person within the definition set forth in Section 2(a)(19) of the Investment Company Act of 1940.

         Directors do not receive any compensation other than a $100 fee per board meeting which is paid by the Fund's Adviser. Officers are employees of the Adviser and are not being paid by the Fund.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

         Gabriel Gibs, President of the Fund's Adviser is considered the "controlling person" of the Adviser, and therefore, that of the Fund.


         No shareholder owned beneficially more than 5% of the Fund's shares, as of April 15, 1997.


                          INVESTMENT ADVISORY SERVICES

         Volumetric Advisers, Inc., until August of 1986 named Volumetric, Inc., is the Investment Adviser of the Fund, ( 87 Violet Drive, Pearl River, New York, 10965), pursuant to an Investment Advisory Agreement dated May 23, 1995. It is registered with the Securities and Exchange Commission pursuant to the
Investment Advisers Act of 1940. Gabriel J. Gibs is the controlling person of the Adviser. Mr. Gibs has been managing discretionary investment accounts for individuals since 1974. His sole proprietorship business was incorporated in New York in 1983 as Volumetric, Inc.

         Gabriel J. Gibs is President of both the Fund and the Adviser. Irene J. Zawitkowski is Executive Vice President of both the Fund and the Adviser.

         The fee received by the Adviser is described in detail in the Prospectus. The Investment Adviser's fee will be reduced for any fiscal year by any amount necessary to prevent Fund expenses (exclusive of interest, taxes, brokerage commissions and extraordinary expenses) from exceeding the most restrictive expense limitations imposed by the securities laws or regulations of those states or jurisdictions in which the Fund's shares registered or qualified for sale. Currently this expense limitation is 2%. The daily management fee is calculated each day and deducted from total assets, as an accrued expense, to obtain net assets. The management fee is paid out to the Adviser, semi-monthly. The daily management fee is determined by multiplying the Fund's net assets by
0.02 (current rate) and divide the resulting number by 365.

         Management fees paid by the Fund to the Adviser for the past three years were as follows:


              1996                      $ 257,612
              1995                      $ 226,291
              1994                      $ 225,521


         The Agreement was approved by the Board of Directors (including the affirmative vote of all Directors who were not parties to the Agreement or interested persons of any such party) on May 23, 1995. The Agreement may be terminated without penalty on 60 days written notice by a vote of the majority of the Fund's Board of Directors or by the Adviser, or by holders of a majority of the Fund's outstanding shares. The Agreement will be submitted to the first meeting of the Fund's shareholders, and if approved at the meeting will continue for two years and from year-to-year thereafter provided it is approved, at least annually, in the manner stipulated in the Investment Company Act of 1940. This requires that the Agreement and any renewal be approved by a vote of the majority of the Fund's directors who are not parties there to or interested persons of any such party, cast in person at a meeting specifically called for the purpose of voting on such approval.

                              BROKERAGE ALLOCATION

         To minimize brokerage commissions the Fund uses predominantly the services of discount brokers and full-service brokers whose negotiated rates are competitive with those of discount brokers. Brokers are selected based on their fees, services, execution capability, and reputation. The Fund is not obtaining research services from any broker. William P. Behrens, a director of the Fund, is Senior Managing Director and CEO of Ernst & Co., a New York Stock Exchange Member firm, which acts also as one of the brokers of the Fund.

         The aggregate commissions paid by the Fund to brokers for the three previous calendar years are indicated below:


              1996. . . . . . . . . . . . . . . . . . . . . . .$43,039
              1995. . . . . . . . . . . . . . . . . . . . . . .$38,728
              1994. . . . . . . . . . . . . . . . . . . . . . .$47,616



                 PURCHASE, REDEMPTION AND PRICING OF SECURITIES

         The Fund is a no-load fund. It is offering and redeeming its shares at net asset value, as described in detail in the Prospectus.

         Net asset value per share is calculated daily, except on Saturdays, Sundays and holidays, as soon as the closing prices of the New York Stock Exchange become available, currently at 4 P.M. On holidays, when the New York Stock Exchange is closed, the Fund does not calculate its net asset value per share. These days are: New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


                         CALCULATION OF PERFORMANCE DATA

         The performance of the Fund is expressed as total return. Total return is the change in value of an investment in a fund over a particular period, assuming that all distributions have been reinvested. Thus, total return reflects dividend income, capital gain distributions and variations in share prices at the beginning and end of a period.

         The Fund's average annual total returns for periods of 1, 5 and 10 years, from the beginning of the Fund's first full year, January 1, 1979, are shown below. The average annual total return is calculated by summing up annual returns and dividing the sum by the number of years used. The SEC standardized is a compounded return, per instruction in Item 22 (b) (1) (A).


              Average Annual Total Returns, Period Ending 12/31/96

Return                  1 Year     5 Year      10 Year        Since 12/31/78

Average Annual Total    +15.52%     +8.64%     +10.77%           +14.45%
SEC Standardized        +15.52%     +8.40%     +10.14%           +13.84%
(compounded)

                              FINANCIAL STATEMENTS

         The Fund's 1996 Annual Report, dated February 14, 1997, containing the audited financial statements for year ending 1996, notes to financial statements, and the Opinion of Feuer & Orlando, Independent Certified Public Accountants, has been filed with the Securities and Exchange Commission and is hereby incorporated by reference into this Statement of Additional Information. A copy of the Fund's 1996 Annual Report is available free of charge upon request.

                             VOLUMETRIC FUND, INC.


                         ANNUAL REPORT TO SHAREHOLDERS


                               DECEMBER 31, 1995

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Shareholders and the Board of Directors of Volumetric Fund, Inc.:

    We have audited the accompanying statement of net assets of Volumetric Fund, Inc., including the schedule of investments, as of December 31, 1996, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the periods then ended, and the financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted this audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of the securities owned as of December 31, 1996, by correspondence with the Fund's brokers and independent custodian. We believe that this audit provides a reasonable basis for our opinion.

       In our opinion the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Volumetric Fund, Inc. as of December 31, 1996, the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the periods then ended, and the financial highlights for each of the years indicated therein, in conformity with generally accepted accounting principles.

New York, New York                                Feuer & Orlando, CPA's L.L.P.
February 7, 1997                                  Certified Public Accountants




220 Fifth Avenue, Suite 1400  New York, NY 10001  212-679-2220 FAX 212-684-2606

                              VOLUMETRIC FUND, INC.
                             STATEMENT OF NET ASSETS
                                December 31, 1996


COMMON STOCKS:
    93.1%


NUMBER OF                                                         MARKET                  FOREST PRODUCTS: 1.0%
   SHARES                COMPANY                                  VALUE           8,000   Longview Fibre                    147,000
                                                                                                                           --------
                   AEROSPACE/DEFENSE: 6.5%                                                HOME CONSTRUCTION: 1.4%
   3,600           Lockheed Martin                        $       329,400         5,400   Centex                            203,175
                                                                                                                           --------
   4,000           Precision Castparts                            198,500                 INDICES: 6.7%
   3,200           Rockwell International                         194,800        13,000   S & P 500 Depository Receipts     959,969
                                                                                                                          ---------
   4,000           Teleflex                                       208,500                 MEDICAL: 1.4%
                                                         -----------------------
                                                                  931,200        10,000   Bindley-Western                   193,750
                                                         -----------------------                                           --------
                   AUTO/AUTO PARTS: 2.5%
   5,500           Chrysler                                       181,500                 MISC./DIVERSIFIED: 6.2%
   5,500           Dana Corp.                                     179,436         4,700   Allied Signal                     314,900
                                                         -----------------------
                                                                  360,936         6,700   Dexter Corp.                      213,563
                                                         -----------------------
                   BANKING: 3.7%                                                  2,000   Textron                           188,500
   4,400           Mercantile Bancorp                             226,050         5,000   Universal Corp.                   160,625
                                                                                                                           --------
   8,300           North Fork Bancorp                             295,688                                                   877,588
                                                         -----------------------                                           --------
                                                                  521,738                 OFFICE EQUIP/SUPPLIES: 1.1%
                                                         -----------------------
                    BEVERAGE: 1.7%                                                2,900   Pitney-Bowes                      158,775
                                                                                                                           --------
    6,200           Anheuser-Busch                                248,000                 OIL/OIL SERVICES: 9.0%
                                                         -----------------------
                    CHEMICALS: 8.2%                                               3,300   Burlington Resources              166,238
   12,000           Avery Dennison                                424,500         3,400   Chevron                           221,000
    3,900           Betz Dearborn                                 228,150         4,000   Murphy Oil                        222,500
    3,900           Ecolab                                        146,738         6,000   Parker & Parsley                  220,500
    4,300           Mallinckrodt                                  189,737         2,600   Texaco                            255,125
   11,000           RPM Corp.                                     187,000         5,800   Vintage Petroleum                 200,100
                                                         -----------------------                                           --------
                                                                1,176,125                                                 1,285,463
                                                         ----------------------                                           ---------
                    COMPUTERS: 9.1%                                                       REAL ESTATE: 1.3%
    8,000           Analog Devices                                271,000         7,300   Excel Reatly Trust                185,238
                                                                                                                         ----------
    6,500           Dallas Semiconductor                          149,500                 RETAIL: 1.6%
   15,500           Data General                                  224,750        12,000   Sotheby's Holdings                223,500
                                                                                                                         ----------
    5,200           EMC Corp.                                     172,250
    2,000           Intel                                         261,875                 SAVINGS & LOAN: 2.2%
    6,500           Wallace Computer                              224,250         8,600   First Republic Bancorp.           144,050
                                                         -----------------------
                                                                1,303,625         7,000   Glendale Federal                  162,750
                                                         ----------------------                                           ---------
                    CONSUMER PRODUCTS: 2.3%                                                                                 306,800
                                                                                                                          ---------
    3,400           Premark                                        75,650                 TRUCKING: 1.3%
    2,400           Procter & Gamble                              258,300         6,700   Ryder System                      188,437
                                                         -----------------------                                          ---------
                                                                  333,950                 TEXTILE/APPAREL: 1.0%
                                                         -----------------------
                    DRUGS: 2.1%                                                  21,000   Tultex                            147,000
                                                                                                                           --------
    4,000           Warner-Lambert                                300,000                 UTILITIES: 4.1%
                                                         -----------------------
                    ELECTRICAL/ELECTRONICS: 5.7%                                  4,100   Consolidated Natural Gas          226,525
    9,300           Baldor Electric                               229,013         4,500   Questar                           165,375
    3,600           General Signal                                153,900         4,900   Texas Utilities                   199,675
                                                                                                                           --------
    3,300           Honeywell                                     216,975                                                   591,575
                                                                                                                          ---------
    2,500           Johnson Controls                              207,187               TOTAL COMMON STOCKS:             13,301,369
                                                         -------------------                                             ----------
                                                                  807,075               (Cost: $10,631,245)


                    ENVIRONMENTAL SERVICES: 1.3%                                  CASH EQUIVALENTS/RECEIVABLES: 6.9%
    4,000           Ionics                                        192,000           Cash                                     33,766
                                                         -------------------
                                                                                    Chase Manhattan Premium
                                                                                     Market Rate Acct.                      602,432
                    FINANCIAL SERVICES: 7.8%                                        Receivable from brokers, others         322,517
    4,000           American Express                              226,000           Dividends and interest receivable        26,925
                                                                                                                          ---------
    3,400           Beneficial Corporation                        215,475         TOTAL CASH EQUIVALENTS/RECEIVABLES        985,640
                                                                                                                          ---------
    5,400           Donaldson Lufkin Jenrette                     194,400         TOTAL ASSETS                           14,287,009
    7,400           Edwards, A.G.                                 248,825           Taxes payable                              (425)
                                                                                                                         ----------
    8,000           Paine Webber                                  225,000         NET ASSETS                           $ 14,286,584
                                                        -------------------                                             ===========
                                                                1,109,700         VOLUMETRIC SHARES OUTSTANDING:         777,446.11
                    FOODS: 3.8%                                                   NET ASSET VALUE PER SHARE:           $      18.38
                                                                                                                        ===========
   10,600           Interstate Bakeries                           343,875         NUMBER OF SHAREHOLDER ACCOUNTS              1,385
                                                                                                                        -----------
    5,500           Sara Lee                                      204,875
                                                      ----------------------
                                                                  548,750



                              VOLUMETRIC FUND, INC.
                             STATEMENT OF OPERATIONS
                      For the Year Ended December 31, 1996


INVESTMENT INCOME
  Dividends......................................................$.....239,943
  Interest..............................................................43,593
                                                                 -------------
           TOTAL INVESTMENT INCOME.....................................283,536
                                                                 -------------
EXPENSES
  Management fee (NOTE2)...............................................257,612
  Taxes and bank charges...................................................550
                                                                 -------------
           TOTAL EXPENSES..............................................258,162
                                                                 -------------
           NET INVESTMENT INCOME........................................25,374
                                                                 -------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
  Net realized gain on investments.....................................867,188
  Unrealized appreciation of investments
         Beginning of period.....................$...1,637,517
         End of period...............................2,670,124
                                                 -------------
         Increase in unrealized appreciation.........................1,032,607
                                                                 -------------
NET GAIN ON INVESTMENTS..............................................1,899,795
                                                                 -------------
INCREASE IN ASSETS RESULTING FROM OPERATIONS..................   $   1,925,169
                                                                 =============




                              VOLUMETRIC FUND, INC.
                       STATEMENT OF CHANGES IN NET ASSETS
                               For the Years Ended


CHANGES RESULTING FROM OPERATIONS                 12/31/96           12/31/95

  Net investment income......................$.....25,374.....$.......25,470
  Net realized gain on investments................867,188..          733,212
  Increase in unrealized appreciation......   ..1,032,607..........1,135,665
    INCREASE IN NET ASSETS RESULTING
     FROM OPERATIONS............................1,925,169.....     1,894,347
                                                ---------          ---------
DIVIDEND TO SHAREHOLDERS: (NOTE 1d)
  From net investment income......................(44,589)......           0
  From net realized gain on investments..........(624,251)...              0
                                                 ---------                 -
     TOTAL DIVIDENDS.............................(668,840)....             0
                                                 ---------                 -
CAPITAL SHARE TRANSACTIONS (NOTE 3)
  Net increase (decrease) from capital
   share transactions.............................541,494           (560,763)
                                                 --------           ---------
TOTAL INCREASE IN NET ASSETS....................1,797,823..        1,333,584
NET ASSETS:
    BEGINNING OF YEAR..........................12,488,761.....    11,155,177
    END OF YEAR..............................$.14,286,584.......$.12,488,761
                                           =================  =================



    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

                          NOTES TO FINANCIAL STATEMENTS


The Fund is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, as a diversified, open-end management company. The Fund incorporated on July 25, 1986, and previously operated as a limited partnership.

1. SIGNIFICANT ACCOUNTING POLICIES
        a. Valuation of Securities: Each security, quarterly and at year end, is valued at the last reported sales price as published in the Wall Street Journal; daily security pricing utilizes closing security prices transmitted via modem by Prodigy Services Corp.
        b. Securities Transactions and Investment Income: Securities are recorded on a trade date basis. Realized gain and loss are recorded using the identified cost basis method. Dividend income is recorded as earned on the ex-dividend date and interest income is recognized on the accrual basis.
        c. Federal Income Taxes: The Fund as a Regulated Investment Company complies with the Internal Revenue Code Subtitle A, Chapter 1, Subchapter M, and distributes to its shareholders net taxable income.
        d. Dividends to Shareholders: It is the Fund's policy to distribute dividends from net investment income and from net realized gains at year end. To the extent that net realized gains can be offset by capital loss carryovers, it is the Fund's policy not to distribute such gain. Dividends are recorded on the ex-dividend date in the financial statements and accordingly, the statement of changes in net assets and financial highlight tables for 1996 contain 1995's dividend. The Board of Directors have declared and paid the following dividends:


                               1996                      1995
                               ----                      ----

Record Date:              December 31, 1996        December 29, 1995
Ex-Dividend Date:         January 2, 1997          January 2, 1996
Payment Date:             January 6, 1997          January 5, 1996
Dividend:                 $ 1.21 per share         $ 0.90 per share


        e. USE OF ESTIMATES: The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reported periods.
              Actual results could differ from those estimates.

2. MANAGEMENT FEE
   The Fund is managed by Volumetric Advisers, Inc. whose president and principal stockholder is the President of the Fund. Under the Management Contract, Volumetric Advisers, Inc., manager and investment adviser of the Fund, pays all operating expenses of the Fund, namely: investment advisory fee, transfer agent and custodian fees, shareholder reports and proxy statement, registration fees, auditing and legal fees, insurance, printing, distribution and marketing expenses. Investment expenses are paid directly by the Fund, namely: taxes, brokerage commissions and bank charges. Based on average net assets determined daily and paid monthly, the Fund pays the Adviser an annual management fee of 2.0%, applicable to the first $10 million of net assets, a fee of 1.90% applies to net assets of $10 million to $25 million, thereafter the fee declines incrementally to 1.5% for net assets exceeding $100 million.

3. CAPITAL SHARE TRANSACTIONS
    At December 31, 1996. there were 1,000,000 shares of $0.01 par value common stock authorized.


                                            YEAR ENDED                          YEAR ENDED
                                         December 31, 1996                    December 31, 1995

                                    SHARES              AMOUNT            SHARES            AMOUNT
                                    ------              ------                              ------
 Shares sold                        62,518           $1,040,539           44,401          $ 696,197
 Dividends reinvested               41,225              655,886                0                  0
                                    ------             -------           --------         ---------
                                   103,743            1,696,425           44,401            696,197
 Shares redeemed                   (69,452)          (1,154,931)         (79,904)        (1,256,959)
                                  ---------           ---------          --------         ---------
 Net increase (decrease)            34,291              541,494          (35,503)        $ (560,762)
                                   -------            ---------           -------        ----------


4. PURCHASES AND SALES OF SECURITIES
   For the year ended December 31, 1996, purchases and sales of securities aggregated respectively 20,928,037 and $20,314,301. At December 31, 1996, the cost of investments for Federal income tax purposes was $10,631,245. Accumulated net unrealized appreciation on investments was $2,670,124 consisting of $2,684,322 and $14,198 of gross unrealized appreciation and depreciation respectively.

5. COMPOSITION OF NET ASSETS
   At December 31, 1996 Net Assets consisted of
    Capital stock at par value.................................... $      7,775
    Capital paid in (including reinvested dividends)..............   11,608,685
   Net unrealized appreciation of securities......................... 2,670,124
    Undistributed net investment income..............................         0
    Undistributed net realized gains.................................         0
                                                                     ----------
                                                                    $14,286,584
                                                                     ==========

                                    PART C

                                OTHER INFORMATION


Item 24.  Financial Statements and Exhibits

         (a) Financial Statements


                In Prospectus: Financial Highlights

                In SAI: Other financial statements have been incorporated by reference into the Fund's 1996 Annual Report


      (b) Exhibits (exhibits are attached are numbered to correspond to items below:

               *(1) Certificate of Incorporation of Volumetric Fund, Inc.
               *(2) By-Laws of Volumetric Fund, Inc.
                (3) None
               *(4) Specimen   certificate   for  shares  of  Common  Stock  of
               Registrant *(5) Amended Investment Advisory Agreement between Registrant and
                           Volumetric Advisers, Inc.
                (6)  None
                (7)  None
               *(8)  Custodian Agreement between Registrant and Chase Manhattan
                           Bank, N.A.
                (9) None
               (10) None
               (11) Consent of independent accountants for the Registrant.
               (12) None
               (13) None
               (14) None
               (15) None
* Previously filed

Item 25        PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT
               None


Item 26        NUMBER OF HOLDERS OF SECURITIES
               Title of Class                         Number of Record Holders
               Common, $0.01 par value                 1389  (as of March 31)
>

Item 27        INDEMNIFICATION
                   Insofar as  indemnification  for  liability  arising under
               Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant for expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Item 28        BUSINESS AND OTHER CONNECTION OF INVESTMENT ADVISER
               None

Item 29        PRINCIPAL UNDERWRITERS
               None

Item 30        LOCATION OF ACCOUNTS AND RECORDS

               Volumetric Advisers, Inc. maintains all records at the office of the Registrant at 87 Violet Drive, Pearl River, NY 10965.

Item 31        MANAGEMENT SERVICES
               None

Item 32        UNDERTAKINGS
               None

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 the Registrant certifies that it meets all of the requirements for the effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto fully authorized, in the Town of Orangetown, and State of New York on 29th day of April 1996.



                                            VOLUMETRIC FUND, INC.
                                                 Registrant


                                          By:___/s/ Gabriel J. Gibs___

                                            Gabriel J. Gibs, President


Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

/s/ Gabriel J. Gibs
----------------------------
Gabriel J. Gibs               President, Chairman of the Board     4/24/96

/s/ Irene J. Zawitkowski
----------------------------
Irene J. Zawitkowski          Executive Vice President, Director   4/24/96


----------------------------
William P. Behrens            Director



----------------------------
Jeffrey J. Castaldo           Director

/s/ Robert S. Dines
----------------------------
Robert S. Dines               Director                             4/29/96


----------------------------
Alan S. Goldschlager          Director

/s/ Robert J. McKenna
----------------------------
Robert J. McKenna             Director                             4/25/96


----------------------------
David L. Seidenberg           Treasurer, Director

/s/ Raymond W. Sheridan
----------------------------
Raymond W. Sheridan           Director                             4/29/96


----------------------------
Frank J. Wuertz               Vice President, Director